UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2024

Phibro Animal Health Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36410	13-1840497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre East, 3rd Floor

300 Frank W. Burr Boulevard, Suite 21

Teaneck, New Jersey 07666-6712

(Address of Principal Executive Offices, including Zip Code)

(201) 329-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PAHC	NASDAQ Stock Market

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On October 31, 2024, Phibro Animal Health Corporation (the “Company”) filed a Current Report on Form 8-K (the “Closing Form 8-K”) regarding, among other events, the completion of the previously announced acquisition (the “Acquisition”) by the Company and Phibro Animal Health S.A., a wholly-owned subsidiary of the Company (together with the Company, “Phibro”) of the medicated feed additive (“MFA”) product portfolio, certain water soluble products and related assets (the “MFA Product Portfolio of Zoetis”) of Zoetis Inc. (“Zoetis”) pursuant to the terms and conditions of the previously announced Purchase and Sale Agreement (as amended, modified or supplemented) by and among Phibro and Zoetis. This Current Report on Form 8-K/A is being filed solely for the purpose of amending Items 9.01(a) and 9.01(b) of the Closing Form 8-K and should be read in conjunction with the Closing Form 8-K. The pro forma financial information included as Exhibit 99.3 to this Current Report on Form 8-K/A has been prepared for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been if the Acquisition had occurred on the relevant date and is not intended to project the future results or the financial condition that the Company may achieve following the Acquisition. Except as set forth herein, no modifications have been made to the information contained in the Closing Form 8-K, and the Company has not updated any information therein to reflect events that have occurred since the date of the Closing Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

The audited Special Purpose Statements of Assets Acquired and Liabilities Assumed of the MFA Product Portfolio of Zoetis as of December 31, 2023 and December 31, 2022 and Special Purpose Statements of Revenue and Direct Expenses for the years ended December 31, 2023 and December 31, 2022, and the notes related thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

The Special Purpose Statements of Assets Acquired and Liabilities Assumed of the MFA Product Portfolio of Zoetis as of June 30, 2024 (unaudited) and December 31, 2023 and Interim Special Purpose Statements of Revenue and Direct Expenses for the six months ended June 30, 2024 (unaudited) and 2023 (unaudited), and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and the MFA Product Portfolio of Zoetis for and as of the year ended June 30, 2024, and the notes related thereto, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits
Exhibit Number	Description
23.1	Consent of KPMG LLP
99.1

Audited Special Purpose Statements of Assets Acquired and Liabilities Assumed of the MFA Product Portfolio of Zoetis as of December 31, 2023 and December 31, 2022 and Special Purpose Statements of Revenue and Direct Expenses for the years ended December 31, 2023 and December 31, 2022, and the notes related thereto.

99.2

Special Purpose Statements of Assets Acquired and Liabilities Assumed of the MFA Product Portfolio of Zoetis as of June 30, 2024 (unaudited) and December 31, 2023 and Interim Special Purpose Statements of Revenue and Direct Expenses for the six months ended June 30, 2024 (unaudited) and 2023 (unaudited), and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information of the Company and the MFA Product Portfolio of Zoetis for and as of the year ended June 30, 2024, and the notes related thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHIBRO ANIMAL HEALTH CORPORATION Registrant

Date: January 7, 2025

	By:	/s/ Judith Weinstein
	Name:	Judith Weinstein
	Title:	Senior Vice President, General Counsel and Corporate Secretary